UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2024

RF ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41332	61-1991323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset, #05-06

Singapore 238164

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +65 6904 0766

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one redeemable warrant, and one right to receive one-tenth of one share of Class A Common Stock	RFACU	The Nasdaq Stock Market LLC

Share of Class A Common Stock, par value $0.0001 per share	RFAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	RFACW	The Nasdaq Stock Market LLC

Rights, each right receives one-tenth of one share of Class A Common Stock	RFACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 17, 2024, RF Acquisition Corp. (the “Company”) issued a press release (the “Press Release”) announcing that, in connection with the upcoming special meeting of stockholders scheduled to be held September 23, 2024 (the “Special Meeting”), the per-share price at which public shares will be redeemed from cash held in the Company’s trust account will be approximately $11.24. The closing price of the Company’s Class A Common Stock on September 13, 2024 was $11.24. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. The submission of the information set forth in this Item 7.01 will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1.

Important Information about the Special Meeting and Where To Find It

In connection with the Special Meeting, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”), which was distributed to holders of the Company’s common stock in connection with the Company’s solicitation of proxies for a vote by the Company’s stockholders with respect to a proposal to allow the Company to extend the date by which the Company must consummate a business combination from September 28, 2024 to March 28, 2025 (the “Extension Amendment Proposal”) composed of six monthly extensions and other matters as discussed in the Proxy Statement. This communication is not a substitute for the Proxy Statement or any other documents that the Company sends to its stockholders in connection with the Special Meeting. The Company’s stockholders and other interested persons are advised to read carefully and in its entirety the Proxy Statement, as well as any other documents filed with the SEC, as these materials contain important information about the Special Meeting. Stockholders are able to obtain copies of the Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to the Company at RF Acquisition Corp., 111 Somerset, #05-06, Singapore 238164, Attention: Tse Meng Ng.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Special Meeting and Extension Amendment Proposal. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Annual Report on Form 10-K, which was filed with the SEC on April 25, 2024, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to RF Acquisition Corp., 111 Somerset, #05-06, Singapore 238164, Attention: Tse Meng Ng.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates, and forecasts of revenue and other financial and performance metrics, and projections of market opportunity and expectations. These statements are based on various assumptions, whether or not identified in this Press Release, and on the current expectations of the Company’s management and are not predictions of actual performance. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from those expressed or implied by these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Press Release, the Company cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain.

In addition, there are risks and uncertainties described in the Proxy Statement, which is filed by the Company with the SEC and other documents filed by the Company from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The Company cannot assure you that the forward-looking statements in this Press Release will prove to be accurate and are subject to other risks and uncertainties, including those to included under the heading “Risk Factors” in the Proxy Statement and those included under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on April 25, 2024, the Quarterly Reports on Form 10-Q filed with the SEC on June 26, 2024 and August 23, 2024, respectively. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this Press Release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The Company cautions that the foregoing list of factors is not exclusive. The forward-looking statements in this press release represent the views of the Company as of the date of this press release. Subsequent events and developments may cause those views to change. However, while the Company may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of the Company as of any date subsequent to the date of this press release. Except as may be required by law, the Company undertakes no duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto shall not constitute a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities and does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
99.1	Press Release, dated September 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Acquisition Corp.

By:	/s/ Tse Meng Ng
Name:	Tse Meng Ng
Title:	Chief Executive Officer

Date: September 17, 2024